UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
6900 Dumbarton Circle
Fremont, California 94555
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 20, 2007, Genitope Corporation issued a press release announcing the initial results of Genitope Corporation’s Phase 3 clinical trial of MyVax personalized immunotherapy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     As previously announced, Genitope Corporation will hold a conference call today, December 20, 2007, at 2 p.m. Pacific/5 p.m. Eastern. The dial-in number for U.S. and Canada is (866) 314-4865 (passcode 95561171). The international dial-in is (617) 213-8050 (passcode 95561171). The call can also be accessed in a listen-only mode on Genitope Corporation’s website at www.genitope.com. The webcast will be archived for 30 days.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release entitled “Genitope Corporation Reports Initial Results of Phase 3 Clinical Trial of MyVax® Personalized Immunotherapy,” dated December 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: December 20, 2007	By:	/s/ Laura Woodhead
Laura Woodhead
Vice President, Legal Affairs

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 99.1	Press Release entitled “Genitope Corporation Reports Initial Results of Phase 3 Clinical Trial of MyVax® Personalized Immunotherapy,” dated December 20, 2007.